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GreenPoint Manufactured Housing
Contract Trust
Pass Through Certificates
Series 2000-5
Investor Number 52000092

Determination Date:     29-Dec-00
Remittance Date A-1     04-Jan-01
Remittance Date A-2     11-Jan-01
Remittance Date A-3     16-Jan-01
Month End Date:         30-Nov-00

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
 (a)   Class A-1 Distribution Amount                                                                718,793.13
 (b)   Class A-1 Distribution Principal                                                                   0.00
                      Scheduled Payments of Principal                                  0.00
                      Partial Prepayments                                              0.00
                      Scheduled Principal Balance Principal Prepayment in Full         0.00
                      Scheduled Principal Balance Liquidated Contracts                 0.00
                      Scheduled Principal Balance Repurchases                          0.00
                      Previous Holdover Amount                                         0.00
                      Current Holdover Amount                                          0.00
                      Previous Undistributed Shortfalls                                0.00
 (c)   Class A-1 Interest Distribution                                                              718,793.13
       Class A-1 Interest Shortfall                                                                       0.00
 (d)   Class A-1 Remaining Certificate Balance                                                  120,975,000.00

 (e)   Class A-2 Distribution Amount                                                                742,708.33
 (f)   Class A-2 Distribution Principal                                                                   0.00
                      Scheduled Payments of Principal                                  0.00
                      Partial Prepayments                                              0.00
                      Scheduled Principal Balance Principal Prepayment in Full         0.00
                      Scheduled Principal Balance Liquidated Contracts                 0.00
                      Scheduled Principal Balance Repurchases                          0.00
                      Previous Holdover Amount                                         0.00
                      Current Holdover Amount                                          0.00
                      Previous Undistributed Shortfalls                                0.00
 (g)   Class A-2 Interest Distribution                                                              742,708.33
       Class A-2 Interest Shortfall                                                                       0.00
 (h)   Class A-2 Remaining Certificate Balance                                                  125,000,000.00

 (i)   Class A-3 Distribution Amount                                                                796,354.17
 (j)   Class A-3 Distribution Principal                                                                   0.00
                      Scheduled Payments of Principal                                  0.00
                      Partial Prepayments                                              0.00
                      Scheduled Principal Balance Principal Prepayment in Full         0.00
                      Scheduled Principal Balance Liquidated Contracts                 0.00
                      Scheduled Principal Balance Repurchases                          0.00
                      Previous Holdover Amount                                         0.00
                      Current Holdover Amount                                          0.00
                      Previous Undistributed Shortfalls                                0.00
 (k)   Class A-3 Interest Distribution                                                              796,354.17
       Class A-3 Interest Shortfall                                                                       0.00
 (l)   Class A-3 Remaining Certificate Balance                                                  125,000,000.00

 (m)   Class A-1 Pass Through Rate                                                                    6.900000%
       Class A-2 Pass Through Rate                                                                    6.900000%
       Class A-3 Pass Through Rate                                                                    6.950000%

 (n)   Senior Monthly Servicing Fee                                                                 309,130.91
       Subordinated Monthly Servicing Fee                                                                 0.00
       Subordinated Monthly Servicing Fees remaining unpaid                                               0.00
       Section 7.05 Legal Fees                                                                            0.00

 (o)   Servicing Fees Subordination Event                                                                   NO

 (p)   Servicer Termination Event                                                                           NO

 (q)   Delinquency
                                                              # of Contracts                  Prin. Balance
                                                              --------------                ------------------
                      a)  Loans 31 to 59 days delinquent           132                            5,843,218.73
                      b)  Loans 60 to 89 days delinquent            36                            1,785,974.26
                      c)  Loans delinquent 90 or more days          25                            1,385,683.77
                                                              ---------------               ------------------
                                                                   193                            9,014,876.76
                                                              ===============               ==================

 (r)   Repurchased Contracts
                      Repurchased Contracts                       Number                     Repurchase Price
                                                              ---------------                -----------------
                      (see attached         Total Repurchases       0                                     0.00
                      schedule)
                                                              ===============               ==================

 (s)   Repossessions or Foreclosures                              Number                      Actual Balance
                                                              ---------------               ------------------
                                            BOP Repossessions       30                           $1,226,802.92
                                      Plus Repossessions this       20                              910,618.19
                                                        Month
                                            Less Liquidations       (3)                            ($79,125.50)
                                                              ---------------               ------------------
                                            EOP Repossessions       47                           $2,058,295.61
                                                              ===============               ==================

 (t)   Enhancement Payment                                                                                0.00

 (u)   Monthly Advance                                                                                    0.00
       Outstanding Amount Advanced                                                                        0.00

 (v)   Deposit to Special Account                                                                         0.00

 (w)   Amount Distributed to Class R Certificateholders                                           2,645,156.73

 (x)   Previous Period Net Weighted Average Contract Rate                                                 9.92%
       Current Period Net Weighted Average Contract Rate                                                  9.92%

 (y)   Number of Manufactured Homes currently held due to repossession                                      47
       Principal balance of Manufactured Homes currently held                                     2,058,295.61

 (z)   Pool Principal Balance Percentage                                                             98.292497%

 (aa)  Aggregate Deficiency Amounts                                                                       0.00
       Servicer Deficiency Amounts received                                                               0.00

 (bb)  Additional Items

 (cc)  Class A-1 Net Funds Carryover Amount                                                               0.00
       Class A-2 Net Funds Carryover Amount                                                               0.00
       Class A-3 Net Funds Carryover Amount                                                               0.00

 (dd)  Deposit into the Certificate Account from the 2000-4 Reserve Account                               0.00

 (ee)  Cumulative Realized Losses                                                                    55,762.22
       Current Realized Loss Ratio                                                                       0.072%

 (ff)  1st Letter of Credit                                   1st letter of Credit        2nd Letter of Credit
       Draw Amount under the LOC                                              0.00                        0.00
       Reimbursement of previous Draw Amount                                  0.00                        0.00
       Undrawn LOC Amount                                            74,353,733.24                        0.00
       Letter of Credit Amount                                       74,625,000.00               18,187,500.00
       Amounts due LOC Provider for reimbursement of                    271,266.76                        0.00
       previous draws
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